As filed with the Securities and Exchange Commission on May 21, 2002
                                                 Registration No.  333-________
===============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                    -----------------------------------

                                  FORM S-8

                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                    -----------------------------------
                           IPC ACQUISITION CORP.
           (Exact name of registrant as specified in its charter)
          DELAWARE                                           74-3022102
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)
                                 88 PINE STREET
                           New York, New York 10005
                      (Address of registrant's principal
                              executive offices)


                IPC ACQUISITION CORP. 2002 STOCK OPTION PLAN
         IPC ACQUISITION CORP. KEY EMPLOYEE EQUITY INVESTMENT PLAN
                         (Full title of the plans)


                               TIMOTHY WHELAN
                           IPC ACQUISITION CORP.
                               88 PINE STREET
                          NEW YORK, NEW YORK 10005
                               (212) 858-7900
         (Name, address, and telephone number of agent for service)


                      CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                                    Proposed       Proposed Maximum
             Title of Securities                Amount to be        Maximum           Aggregate          Amount of
              to be Registered                 Registered (FN1)    Offering Price     Offering Price    Registration Fee
                                                                 Per Share (FN2)
---------------------------------------------- ---------------- ----------------- ----------------- ---------------------

Common stock, par value $0.01 per share           1,000,000          $10.00         $10,000,000             $920
                                                   shares
---------------------------------------------- ---------------- ----------------- ----------------- ---------------------
----------

(1) Includes an indeterminate number of shares of common stock, par value $0.01 per share, of IPC Acquisition Corp. (the "Common Stock") that may be issued in the event of stock splits, stock dividends or similar transactions in accordance with Rule 416 of the Securities Act of 1933, as amended (the "Securities Act"). This Registration Statement registers 100,000 shares of Common Stock that may be issued under the IPC Acquisition Corp. Key Employee Equity Investment Plan and 900,000 shares of Common Stock that may be issued under the IPC Acquisition Corp. 2002 Stock Option Plan.

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) of the Securities Act.

                                   PART I
                              EXPLANATORY NOTE

     This Form S-8 Registration Statement relates to 100,000 shares of common stock of IPC Acquisition Corp. (the "Registrant"), par value $0.01 per share (the "Common Stock"), that may be issued under the IPC Acquisition Corp. Key Employee Equity Investment Plan (the "Investment Plan") and 900,000 shares of Common Stock that may be issued under the IPC Acquisition Corp. 2002 Stock Option Plan (the "Option Plan").

     The documents containing information specified by Part I of this Registration Statement will be delivered to participants in the Investment Plan and recipients of awards under the Option Plan as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). These documents are not required to be filed with the SEC but constitute (along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                  PART II
             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

The Registrant's prospectuses filed with the SEC pursuant to Rule 424(b) on May 16, 2002 (File No. 333-82540) are incorporated by reference in this Registration Statement.

     All documents filed subsequent to the date hereof by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of the filing (such documents and the document set forth above being hereinafter referred to as "Incorporated Documents"). Any statement contained herein or in an Incorporated Document deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement as so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

     ITEM 4.  DESCRIPTION OF SECURITIES

     General. The Amended and Restated Certificate of Incorporation of the Registrant (the "Certificate of Incorporation") authorizes the issuance of 25,000,000 shares of Common Stock. The Investment Plan provides for the issuance of up to 100,000 shares of Common Stock. The Option Plan provides for the issuance of up to 900,000 shares of Common Stock.

     Voting Rights. Holders of shares of Common Stock will be entitled to one vote per share on all matters to be voted on by stockholders of the Registrant. Holders of shares of Common Stock will not have cumulative voting rights.

     Dividends. Holders of shares of Common Stock will be entitled to receive ratably such dividends, if any, as are declared by the board of directors of the Registrant out of funds legally available for the declaration of dividends.

     Liquidation. In the event of the liquidation, dissolution or winding up of the Registrant, holders of shares of Common Stock will be entitled to share pro rata in the distribution of all of the Registrant's assets available for distribution after satisfaction of all of the Registrant's liabilities and all rights of holders of securities senior for this purpose to the Common Stock.

     Other Provisions. Holders of shares of Common Stock will have no preemptive or other subscription rights to purchase shares of Common Stock, and there will be no conversion rights, redemption rights or sinking fund provisions.

     ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

     ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As permitted by Delaware law, the Certificate of Incorporation provides that no director will be personally liable to the Registrant or the Registrant's stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

     o for any breach of duty of loyalty to the Registrant or the Registrant's stockholders;

     o for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

     o    for unlawful  payment of dividends or unlawful stock  repurchases
          or  redemptions   under  Section  174  of  the  Delaware  General
          Corporation Law; or

     o for any transaction from which such director derived an improper personal benefit.

The Certificate of Incorporation also provides that if Delaware law is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Registrant will be eliminated or limited to the fullest extent permitted by Delaware law.

     In addition, the Amended and Restated Bylaws of the Registrant (the "Bylaws") provide that:

     o the Registrant is required to indemnify its directors and officers to the fullest extent permitted by Delaware law, subject to specified exceptions;

     o the Registrant may indemnify its other employees and agents to the extent that it indemnifies its officers and directors, unless otherwise prohibited by law, the Certificate of Incorporation, the Bylaws or other agreements;

     o the Registrant may be required to advance expenses to its directors and executive officers as incurred in connection with legal proceedings against them for which they may be indemnified; and

     o    the rights conferred in the Bylaws are not exclusive.

     The Registrant has purchased insurance on behalf of its directors and officers against various liabilities that may be asserted against, or incurred by, such persons in their capacities as directors or officers of the Registrant, or that may arise out of their status as directors or officers of the Registrant.

     ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

     ITEM 8.  EXHIBITS

EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
-----------                         ----------------------

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit
                                   3.1  to  the  Registrant's  Registration
                                   Statement   on  Form   S-4   (File   No.
                                   333-82540) (the "Form S-4"))

4.2                                Amended  and  Restated   Bylaws  of  the
                                   Registrant (incorporated by reference to
                                   Exhibit   3.2   to   the   Form S-4

4.3 IPC Acquisition Corp. Key Employee Equity Investment Plan (incorporated by reference to Exhibit 10.8 to the Form S-4

4.4                                IPC Acquisition  Corp. 2002 Stock Option
                                   Plan   (incorporated   by  reference  to
                                   Exhibit   10.7   to   the   Form S-4

5.1*                               Opinion of Fried, Frank, Harris, Shriver
                                   & Jacobson

23.1* Consent of Fried, Frank, Harris, Shriver & Jacobson (included in Exhibit 5.1)

23.2*                              Consent of Ernst & Young LLP, Independent
                                   Auditors

23.3*                              Consent   of    Arthur    Andersen   LLP,
                                   Independent Public Accountants

24*                                Power  of  Attorney   (included  in  the
                                   signature  pages  of  this  Registration
                                   Statement)

--------------------
*     Filed herewith.

     ITEM 9.  UNDERTAKINGS

     The Registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or
     Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (d) That, for the purpose of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by any of the Registrant's directors, officers and controlling persons in the successful defense of any action, suit or proceeding) is asserted by any of the Registrant's directors, officers and controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 17, 2002.

                                   IPC Acquisition Corp.


                                   /s/  Timothy Whelan
                                   ----------------------------------------
                                   By:  Timothy Whelan
                                        Chief Financial Officer


                             POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of the Registrant do hereby constitute and appoint John McSherry and Timothy Whelan, and each of them, the lawful attorneys-in-fact and agents of each of them with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable the Registrant to comply with the Securities Act and any rules or regulations or requirements of the SEC in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to (i) this Registration Statement, (ii) any and all amendments and supplements to this Registration Statement and (iii) any and all instruments or documents filed as part of or in conjunction with this Registration Statement (and any amendments or supplements thereto). Each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                     TITLE                                    DATE
-----------------------------------  -------------------------------------------  ----------------------------------

/s/ Greg Kenepp                      President and Director                                      May 17, 2002
-----------------------------------  (principal executive officer)
            Greg Kenepp


/s/ Timothy Whelan                   Chief Financial Officer                                     May 17, 2002
-----------------------------------  (principal financial officer and principal
          Timothy Whelan             accounting officer)


/s/ Lance Boxer                      Director                                                    May 17, 2002
-----------------------------------
            Lance Boxer


/s/ Jack Daly                        Director                                                    May 17, 2002
-----------------------------------
             Jack Daly


/s/ Robert Gheewalla                 Director                                                    May 17, 2002
-----------------------------------
         Robert Gheewalla


/s/ Joseph Gleberman                 Chairman of the Board                                       May 17, 2002
-----------------------------------
         Joseph Gleberman


                                     Director
-----------------------------------
           Eric Schwartz

                             INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT
-----------                        ----------------------

4.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit
                                   3.1  to  the  Registrant's  Registration
                                   Statement   on  Form   S-4   (File   No.
                                   333-82540) (the "Form S-4"))

4.2                                Amended  and  Restated   Bylaws  of  the
                                   Registrant (incorporated by reference to
                                   Exhibit   3.2   to   the   Form S-4

4.3 IPC Acquisition Corp. Key Employee Equity Investment Plan (incorporated by reference to Exhibit 10.8 to the Form S-4

4.4                                IPC Acquisition  Corp. 2002 Stock Option
                                   Plan   (incorporated   by  reference  to
                                   Exhibit   10.7   to   the   Form S-4

5.1*                               Opinion of Fried, Frank, Harris, Shriver
                                   & Jacobson

23.1* Consent of Fried, Frank, Harris, Shriver & Jacobson (included in Exhibit 5.1)

23.2*                              Consent of Ernst & Young LLP, Independent
                                   Auditors

23.3*                              Consent   of    Arthur    Andersen   LLP,
                                   Independent Public Accountants

24*                                Power  of  Attorney   (included  in  the
                                   signature  pages  of  this  Registration
                                   Statement)

--------------------
*     Filed herewith.